77Q1(e)(6)


Subadvisory Agreement between American Century Investment Management, Inc. and Passport Capital, LLC, effective as of March 16, 2015
(filed electronically as Exhibit d11 to Post-Effective Amendment No. 71 to the Registration Statement of the Registrant on May 7, 2015, File No. 33-64872, and incorporated herein by reference.)